UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2007

Intelli-Check, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

246 Crossways Park West, Woodbury, NY		11797
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 6, 2007, Intelli-Check, Inc. (“Intelli-Check”) and General Electric Capital Corporation, by its GE Money - Americas Division (formerly the GE Consumer Finance - Americas Division) (“GE”) entered into an amendment (the “Amendment”) to the Software License and Related Services Agreement effective as of October 25, 2005 by and between General Electric Capital Corporation, by its GE Consumer Finance - Americas Division, and Intelli-Check (“Agreement”). Pursuant to the Amendment, in exchange for Intelli-Check making certain additional products and services available to GE, GE agreed, commencing the date of the Amendment, to purchase a minimum of $1,000,000 of goods and services from Intelli-Check, subject to certain limitations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized
.
INTELLI-CHECK, INC.

By:	/s/ Peter J. Mundy
Name: Peter J. Mundy
Title: Vice President & CFO

Dated: June 12, 2007